N-2	12 Months Ended
Dec. 31, 2025 shares
Cover [Abstract]
Entity Central Index Key	0002059105
Amendment Flag	false
Document Type	N-CSR
Entity Registrant Name	StepStone Private Credit Co-Investment Fund
General Description of Registrant [Abstract]
Investment Objectives and Practices [Text Block]
The Fund’s investment objectives are to seek to generate current income and, to a lesser extent, long-term capital appreciation. The Fund seeks to achieve its investment objectives by investing at least 80% of its total assets (net assets plus borrowings for investment purposes) in private credit investments (“Private Credit Investments”). The Fund defines Private Credit Investments to consist of the Lending Strategy and Specialty Credit Strategy, each as defined in the Fund's confidential private placement memorandum (the "Memorandum"). The Fund intends to primarily use a multi-lender approach to achieve its investment objectives, whereby the Advisers utilize a variety of non-bank or corporate lenders to source investment opportunities for the Fund. The Fund’s assets may be deployed in investment strategies deemed appropriate under prevailing economic and market conditions to seek to achieve the Fund’s investment objectives, as long as they are consistent with the Fund's investment policies, including its 80% policy.

Risk Factors [Table Text Block]
An investment in the Fund involves material risks, including market risk, performance risk, liquidity risk, business and financial risk, risks associated with the use of leverage
, valuation risk, tax risk and other risks that should be carefully considered prior to investing and investing should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

Common Shares [Member]
Capital Stock, Long-Term Debt, and Other Securities [Abstract]
Outstanding Security, Title [Text Block]	Outstanding shares
Outstanding Security, Authorized [Shares]	19,692,334